Exhibit 99.1                                          News Release

                                                      Vectren Corporation

                                                      P.O. Box 209
                                                      Evansville, IN 47702-0209

October 24, 2002

FOR IMMEDIATE RELEASE

                               Vectren Corporation
                   Reports 3rd Quarter 2002 Earnings Increase

Evansville, Indiana - Today, Vectren Corporation (NYSE:VVC) reported 2002 third quarter earnings of $14.0 million, or $.21 per share. These results are in line with street expectations and compare to earnings of $4.5 million, or $.07 per share, for the third quarter of 2001. The three months ending September 30, 2001 included nonrecurring merger, integration, and restructuring costs totaling $4.1 million after tax. For the nine months ended September 30, 2002, reported earnings were $73.9 million, or $1.09 per share, compared to $31.2 million, or $.47 per share, for the same period in 2001. The nine months ending September 30, 2001 included nonrecurring merger, integration, and restructuring costs and other nonrecurring items totaling $19.2 million after tax.

"The greatly improved third quarter results from our utility group reflect the impact of the extremely warm summer weather on our electric operations and the recovery from costs incurred in 2001 related to the high gas costs of the winter of 2000-2001," said Niel C. Ellerbrook, Vectren's Chairman and CEO. "Our energy marketing group and coal mining operations delivered solid results for the quarter, complementing the strong foundation from our utility operations," added Ellerbrook.

Specific highlights for the quarter include:

o Net income attributed to utility operations for the third quarter of 2002 was $8.9 million. This compares to net income of $2.7 million before nonrecurring items for the same period in 2001. Improvement in the 2002 third quarter results reflect the impact on electric operations of the warm summer weather, lower costs as compared to the same period a year ago resulting from the high gas costs, and modest customer growth.

o Net income attributed to nonregulated operations was $5.8 million for the third quarter 2002 as compared to $6.9 million before nonrecurring items for the same period last year. The decrease of approximately $1.1 million is due primarily to the gain on the sale of certain investments in the Other Businesses group of $1.7 million after tax in 2001, offset somewhat by increased earnings from the Coal Mining and Utility Infrastructure groups.

Please SEE ATTACHED unaudited schedules for additional financial information.


Live Webcast and Replay:
Vectren Corporation will provide more detail on third quarter results on a conference call for analysts scheduled at 9:30 a.m. ET (8:30 a.m. CT), Friday, October 25, 2002. You are invited to listen to the live Webcast and view the supporting slides by accessing the Investor Relations link on Vectren's Web site at www.vectren.com. Interested parties may also view the slide presentation and listen to the Webcast replay via Vectren's Web site beginning two hours after the conclusion of the Webcast. A tape-recorded replay of the call will be available two hours after completion of the conference through Friday, November 1, 2002. To access the replay dial 719-457-0820 and enter the conference identification number 583904.

Vectren Corporation is an energy and applied technology holding company headquartered in Evansville, Indiana. Vectren's energy delivery subsidiaries provide gas and/or electricity to approximately one million customers in adjoining service territories that cover nearly two-thirds of Indiana and west central Ohio. Vectren's non-regulated subsidiaries and affiliates currently offer energy-related products and services to customers throughout the surrounding region. These include gas marketing and related services; coal production and sales; utility infrastructure services; and broadband communication services. To learn more about Vectren, visit www.vectren.com.

NOTE: Net income for the three and nine-month periods ended September 30 is not indicative of net income for an annual period due to seasonal sales of gas and electricity for space heating and cooling purposes.

Safe Harbor for Forward Looking Statements:
This press release may contain forward-looking statements. Vectren wishes to caution readers that actual results could differ materially from those that will be projected in this news release and subsequent discussions. Additional detailed information concerning a number of factors that could cause actual results to differ materially from the information that is provided to you is readily available in our report Form 10-K filed with the Securities and Exchange Commission on March 29, 2002.


Investor Contact:  Steven M. Schein, (812) 491-4209, sschein@vectren.com
Media Contact:    Jeffrey W. Whiteside, (812) 491-4205, jwhiteside@vectren.com

                                       ###

                                                   VECTREN CORPORATION
                                                 AND SUBSIDIARY COMPANIES

                                             CONSOLIDATED STATEMENTS OF INCOME
                                           (Thousands, except for share amounts)
                                                        (Unaudited)

                                         Three Months           Nine Months           Twelve Months
                                      Ended September 30    Ended September 30      Ended September 30
                                      ------------------  ----------------------  ----------------------
                                         2002      2001        2002        2001        2002        2001
                                      --------  --------  ----------  ----------  ----------  ----------
OPERATING REVENUE:
    Gas utility                       $ 88,078  $ 95,951  $  584,979  $  774,265  $  842,233  $1,201,531
    Electric utility                   189,936   104,335     475,660     287,564     566,962     374,758
    Energy services and other           26,345   156,444     265,887     611,889     413,624     804,991
                                      --------  --------  ----------  ----------  ----------  ----------
         Total operating revenues      304,359   356,730   1,326,526   1,673,718   1,822,819   2,381,280
                                      --------  --------  ----------  ----------  ----------  ----------
OPERATING EXPENSES:
    Cost of gas sold                    45,720    51,147     357,580     550,097     515,784     873,263
    Fuel for electric generation        22,872    21,011      59,731      56,852      77,280      72,403
    Purchased electric energy           92,436    22,565     239,272      69,379     261,559      80,688
    Cost of energy services and other   16,306   143,733     234,829     582,527     372,464     773,475
    Other operating                     54,314    55,218     168,342     175,745     229,436     232,557
    Merger and integration costs             -     1,326           -       2,088         720      11,927
    Restructuring costs                      -     2,580           -      14,382       4,666      14,382
    Depreciation and amortization       30,406    32,321      88,194      95,586     116,283     126,239
    Taxes other than income taxes        9,794     9,309      38,292      39,905      51,939      55,744
                                      --------  --------  ----------  ----------  ----------  ----------
         Total operating expenses      271,848   339,210   1,186,240   1,586,561   1,630,131   2,240,678
                                      --------  --------  ----------  ----------  ----------  ----------

OPERATING INCOME                        32,511    17,520     140,286      87,157     192,688     140,602

OTHER INCOME:
    Equity in earnings of
      unconsolidated investments         1,708     4,881       7,785      14,965       6,924      13,649
    Other - net                          3,420     3,588      12,563      11,512      17,307      15,726
                                      --------  --------  ----------  ----------  ----------  ----------
         Total other income              5,128     8,469      20,348      26,477      24,231      29,375
                                      --------  --------  ----------  ----------  ----------  ----------

INTEREST EXPENSE                        19,404    18,870      58,555      62,626      78,508      81,819
                                      --------  --------  ----------  ----------  ----------  ----------

INCOME BEFORE INCOME TAXES              18,235     7,119     102,079      51,008     138,411      88,158

INCOME TAXES                             3,888     1,353      28,074      14,470      32,221      25,174

MINORITY INTEREST IN SUBSIDIARY            375       980         128         810         (62)        831

PREFERRED DIVIDEND REQUIREMENTS OF
  SUBSIDIARY                                15       268          25         748          35         989
                                      --------  --------  ----------  ----------  ----------  ----------
NET INCOME BEFORE EXTRAORDINARY
LOSS AND CUMULATIVE EFFECT OF CHANGE
IN ACCOUNTING PRINCIPLE, NET          $ 13,957  $  4,518  $   73,852  $   34,980  $  106,217  $   61,164

EXTRAORDINARY LOSS, NET                      -         -           -      (7,706)          -      (7,706)

CUMULATIVE EFFECT OF CHANGE IN
ACCOUNTING PRINCIPLE, NET                    -         -           -       3,938           -       3,938
                                      --------  --------  ----------  ----------  ----------  ----------
NET INCOME                            $ 13,957  $  4,518  $   73,852  $   31,212  $  106,217  $   57,396
                                      ========  ========  ==========  ==========  ==========  ==========

AVERAGE COMMON SHARES OUTSTANDING       67,601    67,512      67,573      66,470      67,560      65,138
DILUTED COMMON SHARES OUTSTANDING       67,807    67,654      67,842      66,616      67,805      65,402

EARNINGS PER SHARE OF COMMON STOCK
  BASIC:
    NET INCOME BEFORE EXTRAORDINARY
    LOSS AND CUMULATIVE EFFECT OF
    CHANGE IN ACCOUNTING
     PRINCIPLE, NET                   $   0.21  $   0.07  $     1.09  $     0.53  $     1.57  $     0.94
    EXTRAORDINARY LOSS, NET                  -         -           -       (0.12)          -       (0.12)
    CUMULATIVE  EFFECT OF CHANGE IN
    ACCOUNTING PRINCIPLE, NET                -         -           -        0.06           -        0.06
                                      --------  --------  ----------  ----------  ----------  ----------
    EARNINGS PER SHARE OF COMMON
     STOCK                            $   0.21  $   0.07  $     1.09  $     0.47  $     1.57  $     0.88

  DILUTED:
    NET INCOME BEFORE EXTRAORDINARY
    LOSS AND CUMULATIVE EFFECT OF
    CHANGE IN ACCOUNTING PRINCIPLE,
    NET                               $   0.21  $   0.07  $     1.09  $     0.53  $     1.57  $     0.94
    EXTRAORDINARY LOSS, NET                  -         -           -       (0.12)          -       (0.12)
    CUMULATIVE EFFECT OF CHANGE IN
    ACCOUNTING PRINCIPLE, NET                -         -           -        0.06           -        0.06
                                      --------  --------  ----------  ----------  ----------  ----------
    EARNINGS PER SHARE OF COMMON
      STOCK                           $   0.21  $   0.07  $     1.09  $     0.47  $     1.57  $     0.88
                                      ========  ========  ==========  ==========  ==========  ==========


                                                 VECTREN UTILITY HOLDINGS
                                                 AND SUBSIDIARY COMPANIES

                                            CONSOLIDATED STATEMENTS OF INCOME
                                          (Thousands, except for share amounts)
                                                       (Unaudited)

                                        Three Months           Nine Months            Twelve Months
                                     Ended September 30     Ended September 30      Ended September 30
                                    --------------------  ----------------------  ----------------------
                                       2002       2001        2002        2001        2002        2001
                                    ---------  ---------  ----------  ----------  ----------  ----------
OPERATING REVENUE:
  Gas utility                       $  88,078  $  95,951  $  584,979  $  774,265  $  842,233  $1,201,531
  Electric utility                    189,936    104,335     475,660     287,564     566,962     374,758
                                    ---------  ---------  ----------  ----------  ----------  ----------
     Total operating revenues         278,014    200,286   1,060,639   1,061,829   1,409,195   1,576,289
                                    ---------  ---------  ----------  ----------  ----------  ----------
OPERATING EXPENSES:
  Cost of gas sold                     45,720     51,147     358,198     550,097     516,402     873,263
  Fuel for electric generation         22,872     21,011      59,731      56,852      77,280      76,933
  Purchased electric energy            92,436     22,565     239,272      69,379     261,559      80,688
  Other operating                      53,262     55,071     164,322     177,842     221,115     240,370
  Merger and integration costs              -      1,366           -       2,075         720       4,869
  Restructuring costs                       -      1,233           -      12,038       2,972      12,038
  Depreciation and amortization        24,127     24,604      71,663      74,132      94,417      96,397
  Income Taxes                          4,658        794      30,573      11,269      41,984      26,755
  Taxes other than income taxes         9,710      8,633      37,835      38,384      50,775      53,870
                                    ---------  ---------  ----------  ----------  ----------  ----------
    Total operating expenses          252,785    186,424     961,594     992,068   1,267,224   1,465,183
                                    ---------  ---------  ----------  ----------  ----------  ----------

OPERATING INCOME                       25,229     13,862      99,045      69,761     141,971     111,106

OTHER INCOME:
  Equity in earnings of
   unconsolidated affiliates             (414)         -      (1,393)          -      (1,393)          -
  Other - net                             550      1,438      10,671       1,614      14,023       2,800
                                    ---------  ---------  ----------  ----------  ----------  ----------
    Total other income                    136      1,438       9,278       1,614      12,630       2,800
                                    ---------  ---------  ----------  ----------  ----------  ----------
INTEREST EXPENSE                       16,453     15,543      49,689      52,277      67,570      68,286
                                    ---------  ---------  ----------  ----------  ----------  ----------
PREFERRED DIVIDEND REQUIREMENTS
  OF SUBSIDIARY                            15        268          25         748          35         989
                                    ---------  ---------  ----------  ----------  ----------  ----------
INCOME (LOSS) BEFORE CUMULATIVE
EFFECT OF CHANGE IN ACCOUNTING
PRINCIPLE, NET                      $   8,897  $    (511) $   58,609  $   18,350  $   86,996  $   44,631

CUMULATIVE EFFECT OF CHANGE IN
ACCOUNTING PRINCIPLE, NET                   -          -           -       3,938           -       3,938
                                    ---------  ---------  ----------  ----------  ----------  ----------
NET INCOME (LOSS)                   $   8,897  $    (511) $   58,609  $   22,288  $   86,996  $   48,569
                                    =========  =========  ==========  ==========  ==========  ==========



        VECTREN CORPORATION              3 Months           9 Months          12 Months
            HIGHLIGHTS                 Ended Sept.30      Ended Sept.30     Ended Sept.30
                                       ---------------------------------------------------
(millions, except per share amounts)
                                       ---------------------------------------------------
           (Unaudited)                  2002      2001     2002    2001     2002   * 2001
------------------------------------------------------------------------------------------
Reported Earnings:
   Utility Group                       $  8.9    $ (0.5)  $ 58.6  $ 22.3   $ 87.0   $ 48.6
   Non-regulated Group                    5.8       6.0     14.8    10.9     16.1     14.8
   Corporate and Other                   (0.7)     (1.0)     0.5    (2.0)     3.1     (6.0)
                                       ------    ------   ------  ------   ------   ------
   Vectren Consolidated                $ 14.0    $  4.5   $ 73.9  $ 31.2   $106.2   $ 57.4

Merger, Integration and
 Restructuring Costs:
   Utility Group                       $    -    $  3.2   $    -  $ 13.9   $  3.1   $ 18.6
   Non-regulated Group                      -       0.9        -     1.3      0.9      1.4
   Corporate and Other                      -         -        -     0.2      0.4      4.4
                                       ------    ------   ------  ------   ------   ------
   Total                                    -       4.1        -    15.4      4.4     24.4

Other Non-Recurring Items:
   Utility Group-Cumulative Effect
    of Adoption of FAS 133             $    -    $    -   $    -  $  3.9   $    -   $  3.9
   Non-regulated Group-
    Extraordinary Loss in 2001              -         -        -    (7.7)       -     (7.7)
                                       ------    ------   ------  ------   ------   ------
Income From Operations:

   Utility Group                       $  8.9    $  2.7   $ 58.6  $ 32.3   $ 90.1   $ 63.3

   Non-regulated Group
      Energy Marketing and Services       2.9       3.3     10.9    10.0     12.8     10.6
      Coal Mining                         4.0       3.8      9.8     9.0     14.3     11.6
      Utility Infrastructure Services     0.2      (0.1)    (0.4)   (1.0)       -     (0.9)
      Broadband                           0.1         -      0.3    (0.1)     0.1     (0.1)
      Other Businesses                   (1.4)     (0.1)    (5.8)    2.0    (10.2)     2.7
                                       ------    ------   ------  ------   ------   ------
      Total Non-regulated Group           5.8       6.9     14.8    19.9     17.0     23.9

   Corporate and Other                   (0.7)     (1.0)     0.5    (1.8)     3.5     (1.6)
                                       ------    ------   ------  ------   ------   ------

   Vectren Consolidated                $ 14.0    $  8.6   $ 73.9  $ 50.4   $110.6   $ 85.6
                                       ======    ======   ======  ======   ======   ======


Vectren Selected Highlights
                                     12 months  12 months
                                       Ended     Ended
                                      Sept.30   Sept.30
                                        2002      2001
                                       ------    ------
Dividends Paid (per common share,
 12 month)                             $ 1.06    $ 1.03

Annualized Dividend                    $ 1.06    $ 1.02

Dividend Yield (at close)                4.8%      4.6%

Dividend Payout Ratio                   67.5%    117.0%

Dividend to Book Value                   8.3%      8.4%

Return on Average Shareholder Equity    12.6%      7.5%

Book Value Per Share                   $12.79    $12.13

Market to Book Value (at close)          172%      185%

Common Stock Prices (VVC - NYSE)

High                                   $26.10    $26.50

Low                                    $17.95    $19.76

Close                                  $22.00    $22.39

Price/Earnings Ratio (trailing)          14.0      25.4

Percent Internally Generated Funds -
 Utility Group                            72%       60%

Ratio of Earnings to Fixed Charges -
 SEC Method

      Consolidated                        2.7       2.0
      Utility Group                       2.9       2.1


* Selected highlights for the twelve months ended September 30, 2001, include eleven months of operations resulting from the acquisition of the Ohio operations on October 31, 2000.





       SELECTED GAS DISTRIBUTION       3 Months              9 Months              12 Months
         OPERATING STATISTICS     Ended September 30    Ended September 30    Ended September 30
                                 --------------------  --------------------  ---------------------

              (Unaudited)           2002       2001       2002       2001       2002      * 2001
-------------------------------  ---------  ---------  ---------  ---------  ---------  ----------
GAS OPERATING REVENUES (Thousands):
     Residential                $   54,024  $  58,567  $ 391,002  $ 511,045  $ 560,813  $  790,039

     Commercial                     21,523     23,577    135,418    186,909    192,688     285,340

     Contract                       11,975     13,598     55,753     69,988     83,987     117,627

     Miscellaneous Revenue             556        209      2,806      6,323      4,745       8,525
                                ----------  ---------  ---------  ---------  ---------  ----------
                                $   88,078  $  95,951  $ 584,979  $ 774,265  $ 842,233  $1,201,531
                                ==========  =========  =========  =========  =========  ==========
GAS MARGIN  (Thousands):

     Operating Revenues         $   88,078  $  95,951  $ 584,979  $ 774,265  $ 842,233  $1,201,531

     Cost of Gas                    45,720     51,147    358,198    550,097    516,402     873,263
                                ----------  ---------  ---------  ---------  ---------  ----------
     Margin                     $   42,358  $  44,804  $ 226,781  $ 224,168  $ 325,831  $  328,268
                                ==========  =========  =========  =========  =========  ==========
GAS SOLD & TRANSPORTED (MDth):

     Residential                     4,250      3,974     51,422     51,008     74,751      83,335

     Commercial                      2,373      2,200     19,694     20,150     28,107      32,243

     Contract                       19,838     19,766     68,758     71,134     94,485     100,297
                                ----------  ---------  ---------  ---------  ---------  ----------
                                    26,461     25,940    139,874    142,292    197,343     215,875
                                ==========  =========  =========  =========  =========  ==========
AVERAGE GAS CUSTOMERS:

     Residential                   860,440    848,700    868,235    857,758    866,647     857,260

     Commercial                     78,512     78,934     79,527     79,673     79,593      79,627

     Contract                        4,136      3,732      4,195      3,731      4,659       3,732
                                ----------  ---------  ---------  ---------  ---------  ----------
                                   943,088    931,366    951,957    941,162    950,899     940,619
                                ==========  =========  =========  =========  =========  ==========
WEATHER  AS A PERCENT OF NORMAL:

    Heating Degree Days                                       91%        97%        87%        104%

* Gas operating statistics for the twelve months ended September 30, 2001 include eleven months of operations from the acquisition of the Ohio operations on October 31, 2000.


       VECTREN CORPORATION
        SELECTED ELECTRIC                 3 Months                   9 Months                  12 Months
      OPERATING STATISTICS            Ended September 30         Ended September 30        Ended September 30
                                    -----------------------   ------------------------  ------------------------
          (Unaudited)                   2002         2001         2002          2001        2002         2001
----------------------------------- ----------   ----------   -----------   ----------  -----------  -----------
ELECTRIC OPERATING REVENUES (Thousands):
   Residential                    $   40,505  $   32,493   $    87,008   $   75,624  $   107,879  $    96,984

   Commercial                         23,608      21,087        61,299       55,906       79,600       75,749

   Industrial                         23,684      21,303        66,731       62,235       86,519       84,502

   Miscellaneous Revenue               1,681         539         4,172        2,897        6,001        4,471
                                   ---------   ---------    ----------    ---------    ---------    ---------
     Total Retail                     89,478      75,422       219,210      196,662      279,999      261,706

   Wholesale                         100,458      28,913       256,450       90,902      286,963      113,052
                                   ---------   ---------    ----------    ---------    ---------    ---------
                                  $  189,936  $  104,335   $   475,660   $  287,564  $   566,962  $   374,758
                                   =========   =========    ==========    =========    =========    =========
ELECTRIC MARGIN (Thousands):

   Operating Revenues             $  189,936  $  104,335    $  475,660   $  287,564  $   566,962  $   374,758

   Cost of Fuel & Purchased Power    115,308      43,576       299,003      126,231      338,839      157,621
                                   ---------   ---------    ----------    ---------    ---------    ---------
   Margin                         $   74,628  $   60,759   $   176,657   $  161,333  $   228,123  $   217,137
                                   =========  ==========    ==========    =========    =========    =========
ELECTRICITY SOLD (MWh):

   Residential                       584,313     476,310     1,264,594    1,122,121    1,553,735    1,456,119

   Commercial                        452,931     421,101     1,135,077    1,055,942    1,462,490    1,399,878

   Industrial                        643,567     662,635     1,872,241    1,865,383    2,433,614    2,485,130

   Miscellaneous Sales                 4,266       4,431        12,734       13,703       18,197       19,510
                                   ---------   ---------    ----------    ---------    ---------    ---------
     Total Retail                  1,685,077   1,564,477     4,284,646    4,057,149    5,468,036    5,360,637

   Wholesale                       2,847,156     909,512     8,773,654    2,769,179    9,902,706    3,499,256
                                   ---------   ---------    ----------    ---------    ---------    ---------
                                   4,532,233   2,473,989    13,058,300    6,826,328   15,370,742    8,859,893
                                   =========   =========    ==========    =========   ==========    =========
AVERAGE ELECTRIC CUSTOMERS:

   Residential                       116,104     115,169       115,970      115,028      115,851      114,930

   Commercial                         17,001      17,410        17,217       17,327       17,245       17,292

   Industrial                            175         169           175          166          175          166

   All Others                             23          23            23           23           23           24
                                   ---------   ---------    ----------    ---------   ----------    ---------
                                     133,303     132,771       133,385      132,544      133,294      132,412
                                   =========   =========    ==========    =========   ==========    =========

WEATHER  AS A PERCENT OF NORMAL:

  Heating Degree Days                                              91%         97%           87%         104%
  Cooling Degree Days                   126%         96%          122%          99%         120%         101%
